Annual Meeting of Shareholders May 19, 2010 Exhibit 99.1

Well Positioned for the Future Joseph L. Hooley Chief Executive Officer

Reminder
This presentation contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, financial condition, results of operations and strategies, the financial and market outlook, governmental and regulatory initiatives and developments, the business environment and other matters that do not relate strictly to historical facts and are based on assumptions by management. Forward-looking statements are often identified by such forward-looking terminology as "plan," "expect," "look," "believe,"
"anticipate," "estimate," "seek," "may," "will," "trend," "target,” “scenario,” and "goal," or similar terms or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to May 19, 2010.
Important factors that may affect future results and outcomes include, but are not limited to: financial market disruptions and the economic recession, whether in the U.S. or internationally, and monetary and other governmental actions, including regulation, taxes and fees, designed to address or otherwise be responsive to such disruptions and recession, including actions taken in the U.S. and internationally to address the financial and economic disruptions that began in 2007; increases in the volatility of, or declines in the levels of, our net interest revenue or other revenue influenced by market factors, changes in the composition of the assets on our consolidated balance sheet and the possibility that we may be required to change the manner in which we fund those assets; the financial strength and continuing viability of the counterparties with which we or our customers do business and to which we have investment, credit or financial exposure; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities, and the liquidity requirements of our customers; the credit quality, credit agency ratings, and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income; the maintenance of credit agency ratings for our debt and depository obligations as well as the level of credibility of credit agency ratings; the ability to complete our announced and pending acquisitions, as well as future acquisitions, divestitures and joint ventures, including the ability to obtain regulatory approvals, the ability to arrange financing as required, and the ability to satisfy other closing conditions; the risks that acquired businesses will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected disynergies will be experienced, that customer and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced and that disruptions from the transaction will harm relationships with customers, employees or regulators; the possibility of our customers incurring substantial losses in investment pools where we act as agent, and the possibility of general reductions in the valuation of customer assets under our management; our ability to attract deposits and other low-cost, short-term funding; potential changes to the competitive environment, including changes due to the effects of consolidation and perceptions of State Street as a suitable service provider or counterparty; the level and volatility of interest rates and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; our ability to measure the fair value of the investment securities on our consolidated balance sheet; the results of litigation, government investigations and similar disputes or proceedings; the enactment of new legislation and changes in governmental regulation and enforcement that affect us or our customers, and which may increase our costs and expose us to risk related to compliance; current proposals for legislative and regulatory changes that may impose special taxes or assessments on us, change the activities in which we are permitted to engage or change the standard of liability for certain services that we provide; adverse publicity or other reputational harm; the performance and demand for the products and services we offer, including the level and timing of withdrawals from our collective investment products; our ability to grow revenue, attract and/or retain and compensate highly skilled people, control expenses and attract the capital necessary to achieve our business goals and comply with regulatory requirements; our ability to control operating risks, information technology systems risks and outsourcing risks, and our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will fail or be circumvented; changes in accounting standards and practices; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that impact the amount of taxes due.
Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2009 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on Risk Factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of the date hereof, May 19, 2010, and we do not undertake efforts to revise those forward-
looking statements to reflect events after that date.

4 Well Positioned for the Future Agenda Strong Foundation Strategic Direction Investing in Strong Governance, Communities and CSR Summary

5 Strong Foundation

Well Positioned for the Future
Strong Foundation
STRENGTHENED CAPITAL
• Passed Federal Reserve stress test by a wide margin
• Raised $2.3B in equity capital
• Among the first to repay TARP and common stock warrant
• Executed TCE Improvement Plan
REDUCED COSTS
ENHANCED RISK
MANAGEMENT
• Multi-year strategic plan in place
• Broad-based organizational focus
DEEP CLIENT
RELATIONSHIPS
• Added $1.1T in assets to be serviced
• Added $248B net new asset management business
• Launched new products and services
2009 Actions Will Have a Multi-Year Effect
• Controlled headcount
• Reduced 2009 performance-based cash incentive compensation
• Streamlined operations

Well Positioned for the Future
Strong Foundation — Client Wins in 2009 Include
Investment Servicing Investment Management
• Charles Schwab
• Morgan Stanley
• Legg Mason
• John Hancock
• Caxton Associates
• Canadian Western Trust
• China Insurance Guaranteed Trust
• Vanguard  UK funds
• Calamos  Investments
• Genworth Financial
• Arizona Public Safety Personnel
Retirement System
• Three funds from the State of Ohio
• Fonchim Funds
• Kingfisher Pension Scheme and
Retirement Trust
• Neuberger Berman Group, LLC
• AP Fonden 1
• Flintshire County Council
Growing Momentum in Core Businesses

Well Positioned for the Future
Strong Foundation — Client Service / Industry Accolades
No. 1 in Fund Accounting
and Administration
R & M
2009 Fund Accounting and
Administration Survey
No. 1 in Flow Research
Euromoney
2009 FX Survey
Top Rated in Pre-Trade,
Post-Trade, Organization
& Support
Plansponsor
2009 Transition Management
Survey
No. 1 Global Custodian
for Clients with $10B+
in Assets
Global Custodian
2009 Global Custody Survey
No. 1 Global Mutual
Fund Administrator
Global Custodian
2009 Mutual Fund
Administration Survey
Most Recognized
ETF Brand
exchangetradedfunds.com
2009 Global ETF Awards
Global Private Equity Fund
Administrator of the Year
International Custody and
Fund Administration
2009 Global Awards
Global Securities Lender
of the Year
International Custody and
Fund Administration
2009 Global Awards
Currency Manager of the
Year
2009 European Pensions Awards

Well Positioned for the Future
Strong Foundation — Performance in 2009
PERFORMANCE FOR 12 MONTHS ENDED
$ in millions, except per share data
12/31/09 12/31/08 % Change
Operating-basis revenue $8,759 $10,477 (16.40)%
Operating-basis expenses $5,667 $6,780 (16.42)%
Operating-basis EPS $4.11 $5.61 (26.7)%
Operating-basis ROE 15.6% 19.3%
1
Calibrated Expenses with Revenue in a Challenging Market
1
Operating-basis revenue, EPS and ROE for 2009 reflect the effect of discount accretion.  Results for both periods are presented on an operating-basis, which presents revenue from non-taxable sources on a fully taxable-equivalent basis and excludes the effect of revenue and expenses outside of the normal course of our business. Please see a further description and reconciling tables on State Street’s website.

10 Strategic Direction

Well Positioned for the Future
Strategic Direction — Secular Trends Support Growth Prospects
GLOBALIZATION • Asset managers increasingly invest beyond their borders
• Asset management industry globalizing product and
distribution strategies
RETIREMENT SAVINGS • Driven by demographics, especially in Europe and Asia
• Evolution of retirement/savings schemes
OUTSOURCING • Growing global trend driven by complexity, cost and risk management
• Expanding into middle and front office
CONSOLIDATION
• Need to continually invest
• Non-core activity for universal banks
• Scale and distribution capabilities a requirement

Well Positioned for the Future
Strategic Direction
• Double non-US revenues over the next five years
• Drive industry innovation by maintaining technology investment at
20%-25% of operating expenses
• Accelerate global market share growth in core businesses
organically and through acquisition
• Achieve positive operating leverage on an annual basis
• Enhance risk management capabilities across the organization
GOALS

Well Positioned for the Future
Strategic Direction — 2010 Key Acquisitions
• Expands European footprint; establishes Italian market leadership.
Highlights include:
– Adds €369B in custody, fund administration, depository bank and
Banca Corrispondente for €1.28B
– Adds about €293M in annualized revenue
– Goal is to retain about 90% of revenue and remove €60M in cost over 5 years
• Makes State Street No.1 administrator globally of Alternative
Investments
²
• Enhances European market presence
• Establishes presence in real estate asset administration
• Acquired about $170B in alternative investment assets (AIS) to be serviced and expect to add about $100M in annualized revenue
MOURANT
INTERNATIONAL
FINANCE
ADMINISTRATION
1 Closed 5/17/10
2 HFM Week, April 2010; ICFA Alternative Fund Administration Survey, April / May 2010
3 Results presented on an operating basis, which presents revenue from non-taxable sources on a fully taxable-equivalent basis and excludes the effect of revenue and expenses outside of the normal course of our business.
Acquisitions Expected to be Modestly Accretive
to 2010 Operating-basis EPS
³
INTESA
SANPAOLO’S
SECURITIES
SERVICES
BUSINESS 1

Well Positioned for the Future
Strategic Direction — Growth Drivers in Investment Servicing
• Flight to quality and safety
• Cost pressures on asset managers and asset owners
• Heightened regulatory environment
• Growing need for transparency, risk management and
compliance
KEY CLIENT DRIVERS
• Investment Operations Outsourcing
– No.1 in world: $7.1 trillion in middle-office assets under administration as of 12/31/09
– Industry-leading solution for major global investment
managers
• Enhanced collateral management, risk services and
derivative processing
• Alternative investment servicing
• Electronic trading
GROWTH OPPORTUNITIES
1
Scrip Issue Global Report (3/10)
1

Well Positioned for the Future
Strategic Direction — Growth Drivers in Investment Management
• Need for a trusted, strategic partner
• Focus on retirement funding levels
• Institutions moving toward solution-based investments
KEY CLIENT DRIVERS
• Defined Contribution
– Building on strong DB and recordkeeping relationships
– Move towards passive and plan simplification
• Cash Investment Management
– Leading manager with $499 billion in AUM as of 3/31/10
– Diverse product set creates opportunities in global
markets
• ETFs: $205 billion as of 3/31/10
– Strong SPDR brand awareness
– No. 2 provider in the world
• Liability-driven Investments
– Leading provider of LDI solutions
GROWTH OPPORTUNITIES
1
Source: Pensions and Investments Magazine (5/09)
1

Well Positioned for the Future
Strategic Direction — Positioned for Growth
•
Well positioned against secular
growth trends
•
Trusted relationships with the
world’s top financial institutions
•
Leading geographic and product
market position
•
Proven track record executing
accretive acquisitions
•
Talented global workforce
Long-term Financial Goals
•
Operating-basis EPS growth
10%–15%
•
Operating-basis revenue growth
8%–12%
•
Operating-basis ROE growth
14%-17%
1
Results presented on an operating basis, which presents revenue from non-taxable sources on a fully taxable-equivalent basis and excludes the effect of revenue and expenses outside of the normal course of our business. Please see a further description on State Street’s website.
1

Well Positioned for the Future
Strategic Direction — Expectations for 2010
• Continued strength in servicing and asset management
fee revenue
• Industry-wide factors constrain market-driven revenue
(securities finance, trading, and net interest revenue)
• Solid growth in revenue in 2010 compared to 2009
• Strong capital position
• Effective cost controls in place
• Average diluted shares outstanding to increase in 2010
compared to 2009
• Operating-basis earnings per share
1
to be slightly
above 2009 level of $3.32
A YEAR OF TRANSITION
1
Operating-basis earnings per share exclude the effect of discount accretion. Results for 2009 and 2010 are presented on an operating basis, which presents revenue from non-
taxable sources on a fully taxable-equivalent basis and excludes the effect of revenue and expenses outside of the normal course of our business. Please see a further description on
State Street’s website.

18 Investing in Strong Governance, Communities and CSR

Well Positioned for the Future
Investing in Strong Governance, Communities and CSR
1 Compared to Diversified Financial Group (GICS code 4020) of 46 companies
2 As of 3/01/10
2004 2005 2006 2007 2008 2009 2010
RiskMetrics
(Formerly ISS)
1
(relative percentage)
73.4% 77.8% 86.0% 89.2% 87.6% 97.2% 93.8%
2
Governance Metrics
International
(Scale of 1–10)
6.5 8.0 7.5 9.0 9.5 9.5 8.0
Ratings Reflect Strong Governance Policies

Well Positioned for the Future
Investing in Strong Governance, Communities and CSR
The State Street Foundation provided 528 grants worldwide including:
• North America
– Teach for America
– Year Up
– Boys Club of Greater KC
– Vital Link
• Europe/Middle East/Africa
– IT Fitness Project
– National College of Ireland Foundation
– Polish Environmental Partnership
• Asia Pacific
– Hangzhou Charity Federation
– Peer Support Foundation Limited
– SGBS Trust
PHILANTHROPY

Well Positioned for the Future
Investing in Strong Governance, Communities and CSR
State Street employees and Alumni dedicated over 72,000 hours including:
• Earth Day
• Food sorting and service
• Skills-based volunteering & financial literacy
• Community Mentoring
• Support Drives / Fundraisers
Executives active with many non-profit organizations including:
• Asian-American Civic Association
• Boston Partners in Education
• Career Collaborative
• Committee to Encourage Corporate Philanthropy
• Oxfam Hong Kong
• Women’s Lunch Place
• Urban League of Eastern Massachusetts
VOLUNTEERISM

Well Positioned for the Future
Investing in Strong Governance, Communities and CSR
CORPORATE
SOCIAL
RESPONSIBILITY
PRACTICES
Organization Ranking
Newsweek Magazine: Greenest US Companies No. 1 in financial services and No. 6 overall
Global 100 Most Sustainable Organizations Highest-ranked financial services firm in 2009
Dow Jones Sustainability World and
North America Indices
One of only two U.S. financial services companies listed
CRO Magazine’s 100 Best Corporate Citizens One of only three financial services companies listed
Annual CSR Report One of the Only Independently Verified Reports
Among US-based Financial Services Firms
• Strong governance infrastructure in place
• Recent accolades include:

23 Summary

Well Positioned for the Future
Summary
Strong Capital
Industry-Leading Talent
Deep Client Relationships and Global Reach
Strong Governance
Well Positioned Against Growth Trends
Committed to Delivering Long-term Shareholder Value

25 25

26 26